UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2014 (January 23, 2014)

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-192268	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 701 Dallas, Texas 75219
(Address of Principal Executive Offices) (Zip Code)

(214) 252-2700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On January 23, 2014, RSP Permian, Inc. (the “Company”) closed its initial public offering (the “Offering”) of 23 million shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a price to the public of $19.50 per share ($18.37875 net of underwriting discounts), including the three million additional shares purchased from certain selling stockholders pursuant to the full exercise of the underwriters’ options to purchase additional shares of Common Stock, pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-192268), as amended (the “Registration Statement”).  The material terms of the Offering are described in the prospectus, dated January 17, 2014 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission on the same date.

Stockholders’ Agreement

In connection with the Offering, on January 23, 2014, the Company entered into a stockholders’ agreement (the “Stockholders’ Agreement”) with the stockholders of the Company named therein. The terms of the Stockholders’ Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 4.2 to the Registration Statement and as described therein.

Pursuant to the Stockholders’ Agreement, each of RSP Permian Holdco, L.L.C. (“Holdco”), Ted Collins, Jr. and Wallace Family Partnership, LP (“Wallace LP”) have the right to designate a certain number of nominees to the Company’s board of directors, subject to the limitations and conditions set forth therein, including the ownership of a specified percentage of the outstanding shares of Common Stock.  The Stockholders’ Agreement requires the stockholders party thereto to take all necessary actions, including voting their shares of Common Stock, to cause the election of the nominees designated by Holdco, Mr. Collins and Wallace LP. In addition, the Stockholders’ Agreement provides that for so long as Holdco has the right to designate two directors to the Company’s board of directors, the Company will cause any committee of the board to include in its membership at least one director designated by Holdco, except to the extent that such membership would violate applicable securities laws or stock exchange rules. Further, the Stockholders’ Agreement provides Holdco the right to designate a non-voting representative to attend meetings of the Company’s board and committees thereof in certain circumstances for so long as Holdco beneficially owns more than a certain percentage of the outstanding shares of Common Stock.

The foregoing description is qualified in its entirety by reference to the full text of the Stockholders’ Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement

In connection with the Offering, on January 23, 2014, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the stockholders of the Company named therein (and including their permitted transferees, the “Existing Investors”). The terms of the Registration Rights Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 4.3 to the Registration Statement and as described therein.

Pursuant to the Registration Rights Agreement, at any time after 180 days after the closing of the Offering, subject to the limitations set forth therein, certain of the Existing Investors have the right to require the Company by written notice to prepare and file a registration statement registering the offer and sale of a number of their shares of Common Stock. Within five business days following the receipt of such request, the Company is required to provide notice of the request to all other Existing Investors, who may participate in the registration. The Company is required to use all commercially reasonable efforts to maintain the effectiveness of any such registration statement until all shares covered by such registration statement have been sold. Subject to certain exceptions, the Company is not obligated to effect such a registration within 90 days after the closing of any underwritten offering of shares of Common Stock. The Company is also not obligated to effect any registration in which the anticipated aggregate offering price included in such offering is less than $50 million.

In addition, pursuant to the Registration Rights Agreement, certain of the Existing Investors have the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Common Stock by means of an underwritten offering. Further, subject to certain exceptions, if at any time the Company proposes to register an offering of common stock or conduct an underwritten offering, whether or not for its account, then the Company must notify the Existing Investors of such proposal at least five business days before the anticipated filing date or commencement of the underwritten offering, as applicable, to allow them to include a specified number of their shares in that registration statement or underwritten offering, as applicable.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

The obligations to register shares under the Registration Rights Agreement will terminate when no Registrable Securities remain outstanding. Registrable Securities means all shares of Common Stock that were owned by the Existing Investors as of January 23, 2014 other than shares (i) sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), (ii) sold in a transaction pursuant to Rule 144 under the Securities Act, or (iii) that have ceased to be outstanding.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

On January 23, 2014, pursuant to the Master Contribution Agreement, dated January 7, 2014, the Company issued: (i) 1,793,123 shares of Common Stock to Rising Star Energy Development Co., L.L.C. in exchange for its contribution to the Company of certain oil and natural gas assets, (ii) 9,902,876 shares of Common Stock to Mr. Collins in exchange for his contribution to the Company of certain oil and natural gas assets, (iii) 9,954,626 shares of Common Stock to Wallace LP in exchange for its contribution to the Company of certain oil and natural gas assets, (iv) 2,166,152 shares of Common Stock to Collins & Wallace Holdings, LLC in exchange for its contribution to the Company of certain oil and natural gas assets, (v) 105,170 shares of Common Stock to Pecos Energy Partners, L.P. in exchange for its contribution to the Company of certain oil and natural gas assets, and (vi) 28,536,427 shares of Common Stock to Holdco in exchange for its contribution to the Company of all of the outstanding membership interests of RSP Permian, L.L.C., which owns certain oil and natural gas assets.  Also on January 23, 2014, pursuant to the Letter Agreement, dated January 7, 2014, between RSP Permian, L.L.C., the Company, Holdco and ACTOIL, LLC, the Company issued 10,816,626 shares of Common Stock to ACTOIL, LLC in exchange for its contribution to the Company of its net profits interests in the oil and natural gas properties of RSP Permian, L.L.C. The foregoing transactions were undertaken in reliance upon an exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the headings “Stockholders’ Agreement” and “Registration Rights Agreement” and in Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2014, in connection with the Offering, certain members of the Company’s management team and certain of the Company’s employees received incentive units in Holdco.  The terms of the incentive units are provided in the Amended and Restated Limited Liability Company Agreement of Holdco, dated January 23, 2014, which terms are substantially the same as those set forth in the form of such agreement previously filed as Exhibit 10.7 to the Registration Statement and as described therein. A copy of the Amended and Restated Limited Liability Company Agreement of Holdco is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

On January 23, 2014, in connection with the closing of the Offering, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.03              Amendments to Articles of Incorporation or  Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On January 23, 2014, prior to the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on January 23, 2014.  A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On January  23, 2013, prior to the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”).  A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of RSP Permian, Inc.

3.2	Amended and Restated Bylaws of RSP Permian, Inc.

4.1

Stockholders’ Agreement, dated as of January 23, 2014, among RSP Permian, Inc., RSP Permian Holdco, L.L.C., Ted Collins, Jr., Wallace Family Partnership, LP, Rising Star Energy Development Co., L.L.C. and Pecos Energy Partners, L.P.

4.2

Registration Rights Agreement, dated as of January 23, 2014, among RSP Permian, Inc., RSP Permian Holdco, L.L.C., Ted Collins, Jr., Wallace Family Partnership, LP, ACTOIL, LLC, Rising Star Energy Development Co., L.L.C. and Pecos Energy Partners, L.P.

10.1	Amended and Restated Limited Liability Company Agreement of RSP Permian Holdco, L.L.C., dated January 23, 2014.

10.2	Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to RSP Permian, Inc.’s Registration Statement on Form S-1, filed on January 2, 2014, File No. 333-192268).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN INC.

By:	/s/ Scott McNeill
Scott McNeill
Chief Financial Officer and Director

Dated:  January 29, 2014

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of RSP Permian, Inc.

3.2	Amended and Restated Bylaws of RSP Permian, Inc.

4.1

Stockholders’ Agreement, dated as of January 23, 2014, among RSP Permian, Inc., RSP Permian Holdco, L.L.C., Ted Collins, Jr., Wallace Family Partnership, LP, Rising Star Energy Development Co., L.L.C. and Pecos Energy Partners, L.P.

4.2

Registration Rights Agreement, dated as of January 23, 2014, among RSP Permian, Inc., RSP Permian Holdco, L.L.C., Ted Collins, Jr., Wallace Family Partnership, LP, ACTOIL, LLC, Rising Star Energy Development Co., L.L.C. and Pecos Energy Partners, L.P.

10.1	Amended and Restated Limited Liability Company Agreement of RSP Permian Holdco, L.L.C., dated January 23, 2014.

10.2	Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to RSP Permian, Inc.’s Registration Statement on Form S-1, filed on January 2, 2014, File No. 333-192268).